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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 --------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) January 6, 2003
                                                        ---------------


                           LEVCOR INTERNATIONAL, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


        811-3584                                         06-0842701
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(Commission File Number)                    (IRS Employer Identification Number)


                  462 Seventh Avenue, New York, New York 10018
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                    (Address of Principal Executive Offices)


        Registrant's telephone number, including area code (212) 354-8500
                                                           --------------


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On January 6, 2003, Levcor International, Inc., a Delaware corporation ("Levcor") completed its acquisition of Carlyle Industries, Inc., a Delaware corporation ("Carlyle") pursuant to the Agreement and Plan of Merger, dated as of May 24, 2002, between Levcor and Carlyle. The consummation of the merger followed the Annual Meeting of Stockholders of Levcor held on December 31, 2002 and the Special Meeting of Stockholders of Carlyle held on January 6, 2003, at which the requisite stockholder approvals were obtained. The merger is described in the definitive proxy material, dated December 5, 2002, for the respective stockholders' meetings.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Financial Statements of Business Acquired.

         Pursuant to paragraph (a)(4) of Item 7 of Form 8-K, the financial statements of Carlyle required to be filed under paragraph (a) of this
         Item 7 will be filed as soon as practicable, but not later than required by Item 7 of Form 8-K.

     (b) Pro Forma Financial Information.

         Pursuant to paragraph (a)(4) of Item 7 of Form 8-K, the pro forma financial information required to be filed under paragraph (b) of this
         Item 7 will be filed as soon as practicable, but not later than required by Item 7 of Form 8-K.

     (c) Exhibits:

Exhibit No.       Item

2.1 Agreement and Plan of Merger, dated as of May 24, 2002, between Levcor and Carlyle (incorporated herein by reference to Appendix A of Levcor's Registration Statement on Form S-4 filed on June 24, 2002).

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99.1              Press Release dated January 7, 2003.

99.2 The definitive Proxy Statement of Levcor dated December 5, 2002 (incorporated herein by reference to Levcor's Form 424
                  (b)(3) filed on December 9, 2002).


                                   SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                          LEVCOR INTERNATIONAL, INC.

Date: January 7, 2003                     By:    /s/ Robert A. Levinson
                                                 ----------------------
                                          Name:  Robert A. Levinson
                                          Title: Chairman, President and
                                                 Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.                          Item

99.1                                 Press Release dated January 7, 2003.